UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY	10041
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: March 31

Date of reporting period: September 30, 2008

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

SEMI-ANNUAL REPORT / SEPTEMBER 30, 2008

Legg Mason Partners

Financial Services Fund

Managed by	BARRETT

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective*

The Fund seeks long-term capital appreciation by investing primarily in common stocks.

*	Since the Fund focuses its investments primarily on companies involved in financial services, an investment in the Fund may involve a greater degree of risk than an investment in other mutual funds with greater diversification.

What’s inside

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Barrett Associates, Inc. (“Barrett”) serves as the Fund’s subadviser. LMPFA and Barrett are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

Economic growth in the U.S. was mixed during the six-month reporting period ended September 30, 2008. Looking back, during the fourth quarter of 2007, U.S. gross domestic product (“GDP”)i fell 0.2%. This weakness was triggered by problems in the housing market, an ongoing credit crunch and soaring oil and food prices. The economy then expanded 0.9% and 2.8% during the first and second quarters of 2008, respectively. This rebound was due, in part, to rising exports that were buoyed by a weakening U.S. dollar, and solid consumer spending, which was aided by the government’s tax rebate program. The dollar’s rally and the end of the rebate program, combined with other strains on the economy, then caused GDP to take a step backward in the third quarter. According to the advance estimate released by the U.S. Department of Commerce, third quarter 2008 GDP declined 0.3%

Consensus expectations now point to the U.S. falling into a recession later this year or in early 2009. Consumer spending, which represents approximately two-thirds of GDP, is moderating, as evidenced by the three consecutive months of declining retail sales during the third quarter of 2008. According to the Department of Commerce, September’s 1.2% fall in retail sales was the sharpest decline in three years. In terms of the job market, the U.S. Department of Labor reported that payroll employment declined in each of the first nine months of 2008. Year-to-date through September, roughly 760,000 jobs have been shed and the unemployment rate now stands at 6.1%, its highest level in five years.

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)ii to take aggressive and, in some cases, unprecedented actions. Beginning in September 2007, the Fed reduced the federal funds rateiii from 5.25% to 4.75%. This marked the first such reduction since June 2003. The Fed then reduced the federal funds rate on six additional occasions through April 2008, bringing the federal funds rate to 2.00%. The Fed then shifted gears in the face of mounting inflationary prices and a weakening U.S. dollar. At its meetings in June, August and September, the Fed held rates steady. Then, on October 8, 2008 (after the reporting period ended), in a global coordination effort with six central banks around the world, interest rates

Legg Mason Partners Financial Services Fund	I

Letter from the chairman continued

were cut in an attempt to reduce the strains in the global financial markets. At that time, the Fed lowered the federal funds rate from 2.00% to 1.50%. The Fed again cut rates from 1.50% to 1.00% at its regularly scheduled meeting on October 29, 2008. In conjunction with its October meeting, the Fed stated: “The pace of economic activity appears to have slowed markedly, owing importantly to a decline in consumer expenditures. … Moreover, the intensification of financial market turmoil is likely to exert additional restraint on spending, partly by further reducing the ability of households and businesses to obtain credit.”

In addition to the interest rate cuts, the Fed took several actions to improve liquidity in the credit markets. Just prior to the beginning of the reporting period, the Fed established a new lending program allowing certain brokerage firms, known as primary dealers, to also borrow from its discount window. The Fed also played a major role in facilitating the purchase of Bear Stearns by JPMorgan Chase. In mid-September 2008, it announced an $85 billion rescue plan for ailing AIG and pumped $70 billion into the financial system as Lehman Brothers’ bankruptcy and mounting troubles at other financial firms roiled the markets.

The U.S. Department of the Treasury has also taken an active role in attempting to stabilize the financial system, as it orchestrated the government’s takeover of mortgage giants Fannie Mae and Freddie Mac in September. In addition, the Treasury proposed a $700 billion rescue plan to help financial institutions reduce their exposure to troubled mortgage-related securities. After the House of Representatives initially rejected the plan on September 29, 2008, a revamped version was approved by Congress and, on October 3, 2008, signed into law by President Bush. Also in October, the government announced a plan to purchase stakes in the nation’s largest banks and guarantee certain bank debts. Also, the Federal Deposit Insurance Corporation (“FDIC”) temporarily increased its insurance on bank accounts from $100,000 to $250,000.

The U.S. stock market was extremely volatile and generated poor results for the six months ended September 30, 2008. After falling in each month from November 2007 through March 2008, U.S. stock prices rose during the first two months of the reporting period. The market’s rebound in April and May was largely attributed to hopes that the U.S. would skirt a recession and that corporate profits would rebound as the year progressed. However, given the escalating credit crisis and the mounting turmoil in the financial markets, stock prices moved sharply lower during three of the last four months of the period, including S&P 500 Indexiv declines of 8.43% and 8.91% in June and September, respectively. All told, the S&P 500 Index returned -10.87% during the six-month reporting period ended September 30, 2008.

Looking at the U.S. stock market more closely, its descent was broad in scope. With the exception of small-cap stocks, virtually every major index

II	Legg Mason Partners Financial Services Fund

posted double-digit losses. In terms of market capitalizations, large-, mid- and small-cap stocks, as measured by the Russell 1000v, Russell Midcapvi and Russell 2000vii Indexes, returned -11.06%, -10.58% and -0.54%, respectively, during the six-month period ended September 30, 2008. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthviii and Russell 3000 Valueix Indexes, returned -10.61% and -10.16%, respectively.

Performance review

For the six months ended September 30, 2008, Class A shares of Legg Mason Partners Financial Services Fund, excluding sales charges, returned -3.15%. The Fund’s unmanaged benchmarks, the S&P 500 Index and the S&P Financial Indexx, returned -10.87% and -17.67%, respectively, for the same period. The Lipper Financial Services Funds Category Average1 returned -13.76% over the same time frame.

PERFORMANCE SNAPSHOT as of September 30, 2008 (excluding sales charges) (unaudited)
6 MONTHS (not annualized)
Financial Services Fund — Class A Shares	-3.15%
S&P 500 Index	-10.87%
S&P Financial Index	-17.67%
Lipper Financial Services Funds Category Average[1]	-13.76%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.
Excluding sales charges, Class B shares returned -3.54%, Class C shares returned -3.44% and Class I shares returned -3.15 % over the six months ended September 30, 2008. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.
Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.
TOTAL ANNUAL OPERATING EXPENSES (unaudited)
As of the Fund’s most current prospectus dated July 20, 2008, the gross total operating expense ratios for Class A, Class B, Class C and Class I shares were 1.80%, 2.76%, 2.13% and 1.39%, respectively.
As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets will not exceed 1.50% for Class A shares and 2.25% for Class B shares until August 1, 2009.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended September 30, 2008, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 96 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Partners Financial Services Fund	III

Letter from the chairman continued

A special note regarding increased market volatility

In recent months, we have experienced a series of events that have impacted the financial markets and created concerns among both novice and seasoned investors alike. In particular, we have witnessed the failure and consolidation of several storied financial institutions, periods of heightened market volatility, and aggressive actions by the U.S. federal government to steady the financial markets and restore investor confidence. While we hope that the worst is over in terms of the issues surrounding the credit and housing crises, it is likely that the fallout will continue to impact the financial markets and the U.S. economy during the remainder of the year and, perhaps, into 2009 as well.

Like all asset management firms, Legg Mason has not been immune to these difficult and, in some ways, unprecedented times. However, today’s challenges have only strengthened our resolve to do everything we can to help you reach your financial goals. Now, as always, we remain steadfast in our commitment to provide you with extraordinary service and a full spectrum of investment choices. And rest assured, we will continue to work hard to ensure that our investment managers do everything in their power to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about your fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

IV	Legg Mason Partners Financial Services Fund

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

October 31, 2008

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: In addition to normal risks associated with equity investing, narrowly focused investments typically exhibit higher volatility. The financial services sector may be subject to greater governmental regulation, competitive pressures and rapid technological change and obsolescence, which may have a materially adverse effect on the sector. Additionally, the Fund’s performance will be influenced by political, social and economic factors affecting investments in companies in foreign countries. The securities of small- and mid-sized companies tend to be more volatile than those of larger companies. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

[v]

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

vi

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

vii

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

viii

The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

[x]	The S&P Financial Index is a capitalization-weighted index representing nine financial groups and 53 financial companies, calculated monthly with dividends reinvested at month end.

Legg Mason Partners Financial Services Fund	V

Fund at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percentage of total investments — September 30, 2008

Legg Mason Partners Financial Services Fund 2008 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on April 1, 2008 and held for the six months ended September 30, 2008.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN[1]
	ACTUAL TOTAL RETURN WITHOUT SALES CHARGES[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[3]
Class A	(3.15)%	$1,000.00	$968.50	1.50%	$7.40
Class B	(3.54)	1,000.00	964.60	2.25	11.08
Class C	(3.44)	1,000.00	965.60	2.14	10.54
Class I	(3.15)	1,000.00	968.50	1.26	6.22

[1]	For the six months ended September 30, 2008.

[2]

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

2	Legg Mason Partners Financial Services Fund 2008 Semi-Annual Report

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN[1]
	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[2]
Class A	5.00%	$1,000.00	$1,017.55	1.50%	$7.59
Class B	5.00	1,000.00	1,013.79	2.25	11.36
Class C	5.00	1,000.00	1,014.34	2.14	10.81
Class I	5.00	1,000.00	1,018.75	1.26	6.38

[1]	For the six months ended September 30, 2008.

[2]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners Financial Services Fund 2008 Semi-Annual Report	3

Schedule of investments (unaudited)

September 30, 2008

LEGG MASON PARTNERS FINANCIAL SERVICES FUND

SHARES	SECURITY	VALUE
COMMON STOCKS — 75.9%
	Capital Markets — 4.6%
40,000	Ameriprise Financial Inc.	$1,528,000
1,000	KBW Inc.*	32,940
110,000	TD Ameritrade Holding Corp.*	1,782,000
	Total Capital Markets	3,342,940
	Commercial Banks — 18.6%
100,000	AmericanWest Bancorporation	132,000
56,876	Beach Business Bank*	327,037
36,015	First Keystone Corp.	576,240
50,000	First Regional Bancorp*	312,500
25,000	First Security Group Inc.	183,000
175,000	First State Bank*	1,015,000
45,000	IBERIABANK Corp.	2,378,250
44,100	Northrim BanCorp Inc.	723,240
59,020	Pacific Continental Corp.	864,053
24,545	Royal Bank of Canada	1,166,994
119,617	Royal Bank of Scotland Group PLC(a)	396,514
31,500	Sussex Bancorp	258,457
60,500	Tamalpais Bancorp	710,875
80,000	TCF Financial Corp.	1,440,000
5,046	Toronto-Dominion Bank	304,427
50,000	U.S. Bancorp	1,801,000
88,200	Wainwright Bank & Trust Co.	749,700
	Total Commercial Banks	13,339,287
	Diversified Financial Services — 4.6%
71,074	Bank of America Corp.	2,487,590
150,000	Highbury Financial Inc.*	532,500
5,900	Principal Financial Group Inc.	256,591
	Total Diversified Financial Services	3,276,681
	Exchange Traded Funds — 3.1%
20,000	KBW Bank ETF	672,000
20,000	KBW Capital Markets ETF	791,000
20,000	KBW Insurance ETF	773,300
	Total Exchange Traded Funds	2,236,300
	Insurance — 34.8%
70,000	American Financial Group Inc.	2,065,000
70,000	American Safety Insurance Holdings Ltd.*	1,057,700
18,000	Arch Capital Group Ltd.*	1,314,540
40,000	Assurant Inc.	2,200,000

See Notes to Financial Statements.

4	Legg Mason Partners Financial Services Fund 2008 Semi-Annual Report

LEGG MASON PARTNERS FINANCIAL SERVICES FUND

SHARES	SECURITY	VALUE
	Insurance — 34.8% continued
52,000	Brown & Brown Inc.	$1,124,240
18,320	Chubb Corp.	1,005,768
50,000	Hanover Insurance Group Inc.	2,276,000
70,000	HCC Insurance Holdings Inc.	1,890,000
28,600	Lincoln National Corp.	1,224,366
50,000	Max Re Capital Ltd.	1,161,500
35,000	MetLife Inc.	1,960,000
30,810	Prudential PLC(a)	283,798
25,000	RenaissanceRe Holdings Ltd.	1,300,000
32,000	RLI Corp.	1,986,880
25,000	StanCorp Financial Group Inc.	1,300,000
40,000	Travelers Cos. Inc.	1,808,000
45,000	W.R. Berkley Corp.	1,059,750
	Total Insurance	25,017,542
	Internet Software & Services — 4.3%
500,000	S1 Corporation*	3,060,000
	IT Services — 3.4%
37,000	Fiserv Inc.*	1,750,840
90,000	Online Resources Corp.*	699,300
	Total IT Services	2,450,140
	Real Estate Investment Trusts (REITs) — 0.8%
25,000	Hatteras Financial Corp.	580,000
	Thrifts & Mortgage Finance — 1.7%
50,000	BCSB Bancorp Inc.*	504,501
15,100	Citizens First Bancorp Inc.	80,785
101,340	Riverview Bancorp Inc.	608,040
	Total Thrifts & Mortgage Finance	1,193,326
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $60,583,468)	54,496,216

See Notes to Financial Statements.

Legg Mason Partners Financial Services Fund 2008 Semi-Annual Report	5

Schedule of investments (unaudited) continued

September 30, 2008

LEGG MASON PARTNERS FINANCIAL SERVICES FUND
FACE AMOUNT	SECURITY	VALUE
SHORT-TERM INVESTMENT — 25.2%
	Repurchase Agreement — 25.2%
$18,122,000	State Street Bank & Trust Co., dated 9/30/08, 0.050% due 10/1/08; Proceeds at maturity — $18,122,025; (Fully collateralized by U.S. Treasury Bills, 0.000% due 2/19/09; Market value — $18,485,760) (Cost — $18,122,000)	$18,122,000
	TOTAL INVESTMENTS — 101.1% (Cost — $78,705,468#)	72,618,216
	Liabilities in Excess of Other Assets — (1.1)%	(789,525)
	TOTAL NET ASSETS — 100.0%	$71,828,691

*	Non-income producing security

(a)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 2).

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

6	Legg Mason Partners Financial Services Fund 2008 Semi-Annual Report

Statement of assets and liabilities (unaudited)

September 30, 2008

ASSETS:
Investments, at value (Cost — $60,583,468)	$54,496,216
Repurchase agreement, at value (Cost — $18,122,000)	18,122,000
Foreign currency, at value (Cost — $25)	24
Cash	778
Receivable for Fund shares sold	161,081
Dividends and interest receivable	81,253
Prepaid expenses	37,536
Total Assets	72,898,888
LIABILITIES:
Payable for Fund shares repurchased	896,621
Distribution fees payable	42,403
Investment management fee payable	39,606
Trustees’ fees payable	3,395
Accrued expenses	88,172
Total Liabilities	1,070,197
TOTAL NET ASSETS	$71,828,691
NET ASSETS:
Par value (Note 7)	$66
Paid-in capital in excess of par value	74,526,616
Undistributed net investment income	84,258
Accumulated net realized gain on investments and foreign currency transactions	3,304,995
Net unrealized depreciation on investments and foreign currencies	(6,087,244)
TOTAL NET ASSETS	$71,828,691
Shares Outstanding:
Class A	2,587,095
Class B	1,033,606
Class C	3,019,767
Class I	1,529
Net Asset Value:
Class A (and redemption price)	$11.08
Class B1	$10.62
Class C1	$10.66
Class I (and redemption price)	$11.08
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$11.76

[1]	Redemption price per share is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 3).

See Notes to Financial Statements.

Legg Mason Partners Financial Services Fund 2008 Semi-Annual Report	7

Statement of operations (unaudited)

For the Six Months Ended September 30, 2008

INVESTMENT INCOME:
Dividends	$646,308
Interest	80,198
Less: Foreign taxes withheld	(2,667)
Total Investment Income	723,839
EXPENSES:
Investment management fee (Note 3)	302,306
Distribution fees (Notes 3 and 5)	268,390
Transfer agent fees (Note 5)	92,042
Legal fees	40,077
Registration fees	28,883
Audit and tax	17,802
Shareholder reports (Note 5)	9,242
Insurance	1,797
Trustees’ fees	1,098
Custody fees	70
Miscellaneous expenses	4,079
Total Expenses	765,786
Less: Fee waivers and/or expense reimbursements (Note 3)	(44,243)
Net Expenses	721,543
NET INVESTMENT INCOME	2,296
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 4):
Net Realized Gain From:
Investment transactions	3,411,667
Foreign currency transactions	6,419
Net Realized Gain	3,418,086
Change in Net Unrealized Appreciation/Depreciation From:
Investments	(6,195,415)
Foreign currencies	231
Change in Net Unrealized Appreciation/Depreciation	(6,195,184)
NET LOSS ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	(2,777,098)
DECREASE IN NET ASSETS FROM OPERATIONS	$(2,774,802)

See Notes to Financial Statements.

8	Legg Mason Partners Financial Services Fund 2008 Semi-Annual Report

Statements of changes in net assets

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2008 (unaudited) AND THE YEAR ENDED MARCH 31, 2008	SEPTEMBER 30	MARCH 31
OPERATIONS:
Net investment income	$2,296	$240,187
Net realized gain	3,418,086	1,922,709
Change in net unrealized appreciation/depreciation	(6,195,184)	(20,445,966)
Decrease in Net Assets From Operations	(2,774,802)	(18,283,070)
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 6):
Net investment income	—	(195,009)
Net realized gains	—	(2,281,186)
Decrease in Net Assets From Distributions to Shareholders	—	(2,476,195)
FUND SHARE TRANSACTIONS (NOTE 7):
Net proceeds from sale of shares	9,205,092	12,281,760
Reinvestment of distributions	—	2,381,801
Cost of shares repurchased	(12,672,000)	(39,353,689)
Decrease in Net Assets From Fund Share Transactions	(3,466,908)	(24,690,128)
DECREASE IN NET ASSETS	(6,241,710)	(45,449,393)
NET ASSETS:
Beginning of period	78,070,401	123,519,794
End of period*	$71,828,691	$78,070,401
* Includes undistributed net investment income of:	$84,258	$81,962

See Notes to Financial Statements.

Legg Mason Partners Financial Services Fund 2008 Semi-Annual Report	9

Financial highlights

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED MARCH 31, UNLESS OTHERWISE NOTED:
CLASS A SHARES	2008[1,2]	2008[2]	2007[2,3,4]	2006[3,4]	2005[3,4]	2004[3,4]
NET ASSET VALUE, BEGINNING OF PERIOD	$11.44	$14.29	$15.66	$14.46	$15.38	$11.06
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.02	0.10	0.11	0.11	0.04	0.03
Net realized and unrealized gain (loss)	(0.38)	(2.56)	0.82	2.46	1.09	4.54
Total income (loss) from operations	(0.36)	(2.46)	0.93	2.57	1.13	4.57
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.08)	—	—	—	—
Net realized gains	—	(0.31)	(2.30)	(1.37)	(2.05)	(0.25)
Total distributions	—	(0.39)	(2.30)	(1.37)	(2.05)	(0.25)
NET ASSET VALUE, END OF PERIOD	$11.08	$11.44	$14.29	$15.66	$14.46	$15.38
Total return[5]	(3.15)%	(17.53)%	6.42%	18.16%	7.65%	41.37%[6]
NET ASSETS, END OF PERIOD (000s)	$28,662	$26,925	$32,704	$10,203	$11,145	$11,793
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.61%[7]	1.78%	1.62%	1.58%	1.59%	1.55%
Net expenses[8]	1.50 [7,9]	1.49 [9]	1.50 [9]	1.50	1.50	1.50
Net investment income	0.42 [7]	0.72	0.72	0.47	0.24	0.17
PORTFOLIO TURNOVER RATE	4%	10%	53%	25%	28%	30%

[1]	For the six months ended September 30, 2008 (unaudited).

[2]	Per share amounts have been calculated using the average shares method.

[3]	Per share data has been adjusted to reflect shares issued in connection with the reorganization.

[4]	Represents a share of capital stock outstanding prior to April 16, 2007.

[5]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Excludes sales charges applicable to Class A shares. Sales charges were eliminated beginning July 31, 2004.

[7]	Annualized.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

As a result of contractual expense limitation, effective March 16, 2007 until August 1, 2009, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class A shares will not exceed 1.50%.

See Notes to Financial Statements.

10	Legg Mason Partners Financial Services Fund 2008 Semi-Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED MARCH 31, UNLESS OTHERWISE NOTED:
CLASS B SHARES[1]	2008[2]	2008	2007[3]
NET ASSET VALUE, BEGINNING OF PERIOD	$11.01	$13.78	$13.66
INCOME (LOSS) FROM OPERATIONS:
Net investment income (loss)	(0.02)	(0.01)	0.00	[4]
Net realized and unrealized gain (loss)	(0.37)	(2.45)	0.12
Total income (loss) from operations	(0.39)	(2.46)	0.12
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.00)[4]	—
Net realized gains	—	(0.31)	—
Total distributions	—	(0.31)	—
NET ASSET VALUE, END OF PERIOD	$10.62	$11.01	$13.78
Total return[5]	(3.54)%	(18.13)%	0.88%
NET ASSETS, END OF PERIOD (000s)	$10,973	$13,033	$24,102
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	2.75%[6]	2.74%	2.62%[6]
Net expenses[7,8]	2.25 [6]	2.25	2.25	[6]
Net investment income (loss)	(0.33)[6]	(0.05)	0.86	[6]
PORTFOLIO TURNOVER RATE	4%	10%	53%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended September 30, 2008 (unaudited).

[3]	For the period March 16, 2007 (inception date) to March 31, 2007.

[4]	Amount represents less than $0.01 per share.

[5]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of contractual expense limitation, effective March 16, 2007 until August 1, 2009, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class B shares would not exceed 2.25%.

See Notes to Financial Statements.

Legg Mason Partners Financial Services Fund 2008 Semi-Annual Report	11

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED MARCH 31, UNLESS OTHERWISE NOTED:
CLASS C SHARES	2008[1,2]	2008[2]	2007[2,3,4]	2006[3,4]	2005[3,4]	2004[3,4]
NET ASSET VALUE, BEGINNING OF PERIOD	$11.04	$13.81	$15.43	$14.45	$15.58	$11.30
INCOME (LOSS) FROM OPERATIONS:
Net investment income (loss)	(0.01)	0.01	(0.01)	(0.04)	(0.07)	(0.08)
Net realized and unrealized gain (loss)	(0.37)	(2.47)	0.82	2.46	1.11	4.62
Total income (loss) from operations	(0.38)	(2.46)	0.81	2.42	1.04	4.54
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.00)[5]	—	—	—	—
Net realized gains	—	(0.31)	(2.43)	(1.44)	(2.17)	(0.26)
Total distributions	—	(0.31)	(2.43)	(1.44)	(2.17)	(0.26)
NET ASSET VALUE, END OF PERIOD	$10.66	$11.04	$13.81	$15.43	$14.45	$15.58
Total return[6]	(3.44)%	(18.08)%	5.72%	17.22%	6.89%	40.27%
NET ASSETS, END OF PERIOD (000s)	$32,177	$38,094	$66,714	$58,859	$56,139	$57,398
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	2.14%[7]	2.11%	2.39%	2.36%	2.38%	2.35%
Net expenses[8]	2.14 [7]	2.11	2.25	2.25	2.25	2.25
Net investment income (loss)	(0.22)[7]	0.07	(0.09)	(0.27)	(0.50)	(0.58)
PORTFOLIO TURNOVER RATE	4%	10%	53%	25%	28%	30%

[1]	For the six months ended September 30, 2008 (unaudited).

[2]	Per share amounts have been calculated using the average shares method.

[3]	Per share data has been adjusted to reflect shares issued in connection with the reorganization.

[4]	Represents a share of capital stock outstanding prior to April 16, 2007.

[5]	Amount represents less than $0.01 per share.

[6]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

12	Legg Mason Partners Financial Services Fund 2008 Semi-Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED MARCH 31, UNLESS OTHERWISE NOTED:
CLASS I SHARES[1]	2008[2]	2008[3]
NET ASSET VALUE, BEGINNING OF PERIOD	$11.44	$11.77
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.04	0.01
Net realized and unrealized loss	(0.40)	(0.34)
Total loss from operations	(0.36)	(0.33)
NET ASSET VALUE, END OF PERIOD	$11.08	$11.44
Total return[4]	(3.15)%	(2.80)%
NET ASSETS, END OF PERIOD (000s)	$17	$18
RATIOS TO AVERAGE NET ASSETS:
Gross expenses[5]	1.26%	1.96%
Net expenses[5]	1.26	1.96
Net investment income[5]	0.66	3.69
PORTFOLIO TURNOVER RATE	4%	10%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended September 30, 2008 (unaudited).

[3]	For the period March 25, 2008 (inception date) to March 31, 2008.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

See Notes to Financial Statements.

Legg Mason Partners Financial Services Fund 2008 Semi-Annual Report	13

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason Partners Financial Services Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Repurchase agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(b) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of

14	Legg Mason Partners Financial Services Fund 2008 Semi-Annual Report

assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(c) REIT distributions. The character of distributions received from Real Estate Investment Trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs.

(d) Concentration risk. The Fund normally invests at least 80% of its assets in financial services related investments. As a result of this concentration policy, an investment in the Fund may be subject to greater risk and market fluctuation than an investment in a fund that invests in securities representing a broader range of investment alternatives.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(f) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Class accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as

Legg Mason Partners Financial Services Fund 2008 Semi-Annual Report	15

Notes to financial statements (unaudited) continued

amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of September 30, 2008, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(i) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2. Investment valuation

Effective April 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as

16	Legg Mason Partners Financial Services Fund 2008 Semi-Annual Report

determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

	SEPTEMBER 30, 2008	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Investments in Securities	$72,618,216	$54,496,216	$18,122,000	—

3. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Barrett Associates, Inc. (“Barrett”) is the Fund’s subadviser. LMPFA and Barrett are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.80% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for management of cash and short-term instruments. For its services, LMPFA pays Barrett 70% of the net management fee it receives from the Fund.

As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses to average net assets of Class A and Class B shares will not exceed 1.50% and 2.25%, respectively, until August 1, 2009.

During the six months ended September 30, 2008, the Fund was reimbursed for expenses amounting to $44,243.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which

Legg Mason Partners Financial Services Fund 2008 Semi-Annual Report	17

Notes to financial statements (unaudited) continued

applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended September 30, 2008, LMIS and its affiliates received sales charges of approximately $5,000 on sales of the Fund’s Class A shares. In addition, for the six months ended September 30, 2008, CDSCs paid to LMIS and its affiliates were approximately:

	CLASS B	CLASS C
CDSCs	$1,000	$2,000

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Trustees”) to defer the receipt of all or a portion of the trustees’ fees earned until a later date specified by the Trustees. The deferred balances are reported in the Statement of Operations under Trustees’ fees and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2006. This change will have no effect on fees previously deferred. As of September 30, 2008, the Fund had accrued $568 as deferred compensation payable.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

4. Investments

During the six months ended September 30, 2008, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$2,490,664
Sales	14,172,068

At September 30, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$4,780,403
Gross unrealized depreciation	(10,867,655)
Net unrealized depreciation	$(6,087,252)

18	Legg Mason Partners Financial Services Fund 2008 Semi-Annual Report

5. Class specific expenses

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each respective class. Distribution fees are accrued daily and paid monthly.

For the six months ended September 30, 2008, class specific expenses were as follows:

	DISTRIBUTION FEES	TRANSFER AGENT FEES	SHAREHOLDER REPORTS EXPENSES
Class A	$36,469	$42,454	$2,099
Class B	57,911	37,782	2,783
Class C	174,010	11,799	4,349
Class I	—	7	11
Total	$268,390	$92,042	$9,242

6. Distributions to shareholders by class

	SIX MONTHS ENDED SEPTEMBER 30, 2008	YEAR ENDED MARCH 31, 2008
Net Investment Income:
Class A	—	$177,875
Class B	—	1,267
Class C	—	15,867
Class I1	—	—
Total	—	$195,009
Net Realized Gains:
Class A	—	$628,241
Class B	—	472,242
Class C	—	1,180,703
Class I1	—	—
Total	—	$2,281,186

[1]	For the period March 25, 2008 (inception date) to March 31, 2008.

7. Shares of beneficial interest

At September 30, 2008, the Trust had 400 million shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. Prior to April 16, 2007, the Fund had 400 million shares of capital stock authorized with a par value of $0.001 per share.

Legg Mason Partners Financial Services Fund 2008 Semi-Annual Report	19

Notes to financial statements (unaudited) continued

Transactions in shares of each class were as follows:

	SIX MONTHS ENDED SEPTEMBER 30, 2008		YEAR ENDED MARCH 31, 2008
	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold	613,869	$6,917,409	655,977	$8,385,066
Shares issued on reinvestment	—	—	59,435	776,175
Shares repurchased	(379,605)	(4,213,411)	(650,994)	(8,777,287)
Net increase	234,264	$2,703,998	64,418	$383,954
Class B
Shares sold	98,828	$1,051,394	125,312	$1,616,902
Shares issued on reinvestment	—	—	36,482	456,371
Shares repurchased	(249,242)	(2,665,789)	(727,212)	(9,159,472)
Net decrease	(150,414)	$(1,614,395)	(565,418)	$(7,086,199)
Class C
Shares sold	115,018	$1,236,289	178,123	$2,261,792
Shares issued on reinvestment	—	—	91,380	1,149,255
Shares repurchased	(545,245)	(5,792,800)	(1,651,659)	(21,416,930)
Net decrease	(430,227)	$(4,556,511)	(1,382,156)	$(18,005,883)
Class I1
Shares sold	—	—	1,529	$18,000
Net Increase	—	—	1,529	$18,000

[1]	For the period March 25, 2008 (inception date) to March 31, 2008

8. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (the “SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data

20	Legg Mason Partners Financial Services Fund 2008 Semi-Annual Report

under which CAM agreed to recommend the appointment of First Data as subtransfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or subtransfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

Legg Mason Partners Financial Services Fund 2008 Semi-Annual Report	21

Notes to financial statements (unaudited) continued

9. Legal matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

22	Legg Mason Partners Financial Services Fund 2008 Semi-Annual Report

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

*  *  *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was later entered. An appeal has been filed and is pending before the U.S. Court of Appeals for the Second Circuit.

10. Recent accounting pronouncement

In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

Legg Mason Partners Financial Services Fund 2008 Semi-Annual Report	23

Legg Mason Partners Financial Services Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Robert M. Frayn, Jr.

R. Jay Gerken, CFA
Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund

Advisor, LLC

Subadviser

Barrett Associates, Inc.

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust
Company

Transfer agent

PNC Global Investment Servicing

(formerly PFPC Inc.)

4400 Computer Drive

Westborough, Massachusetts 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, New York 10154

Legg Mason Partners Financial Services Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland business trust.

LEGG MASON PARTNERS FINANCIAL SERVICES FUND

Legg Mason Partners Funds

55 Water Street

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Partners Financial Services Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2008 Legg Mason Investor Services, LLC

Member FINRA, SIPC

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked ninth-largest money manager in the world, according to Pensions & Investments, May 26, 2008, based on 12/31/07 worldwide assets under management.

www.leggmason.com/individualinvestors

©2008 Legg Mason Investor Services, LLC Member FINRA, SIPC

FDXX010492 11/08 SR08-693

NOT PART OF THE SEMI-ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Equity Trust

Date: December 1, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Equity Trust

Date: December 1, 2008

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of Legg Mason Partners Equity Trust

Date: December 1, 2008